EXHIBIT 10.16.3

EXHIBIT G
PUT SETTLEMENT SHEET

Date: Joel,

Pursuant to the Put given by Seawright Holdings, Inc. to Dutchess Private Equities Fund, L.P. on _____________________________ 200x, we are now submitting the amount of common shares for you to issue to Dutchess.

Please have a certificate bearing no restrictive legend totaling _________________________ shares issued to Dutchess Private Equities Fund, LP immediately and send via DWAC to the following account:

XXXXXX

If not DWAC eligible, please send FedEx Priority Overnight to: XXXXXX

Once these shares are received by us, we will have the funds wired to the Company.

Regards,

Douglas H. Leighton

               DATE              PRICE

Date of Day 1         Closing Bid of Day 1
Date of Day 2         Closing Bid of Day 2
Date of Day 3         Closing Bid of Day 3
Date of Day 4         Closing Bid of Day 4
Date of Day 5         Closing Bid of Day 5

                LOWEST 1 (ONE) CLOSING BID IN PRICING PERIOD PUT AMOUNT

AMOUNT WIRED TO COMPANY

PURCHASE PRICE (95% (NINETY-FIVE PERCENT))

AMOUNT OF SHARES DUE

The undersigned has completed this Put as of this     th day of ___________________ 2Oxx.

Seawright Holdings, Inc.

Joel Sens, CEO